Impairment of non-financial assets	12 Months Ended
Jun. 30, 2026
Impairment Of Non-financial Assets
Impairment of non-financial assets

26. Impairment of non-financial assets

The Group tests goodwill for impairment annually, and tests other non-financial assets whenever there is an indication that they may be impaired. Each cash-generating unit to which goodwill is allocated was tested at 30 June 2026. No indicator of impairment was identified at that date. The goodwill of the VIS group of USD 51,843,343 was tested at the level of the VIS group, which is the VIS operating segment at Note 6 and the level at which that goodwill is monitored for internal management purposes.

The recoverable amount of each cash-generating unit has been determined as fair value less costs of disposal. Fair value is measured by reference to the price paid for each unit in the arm’s-length acquisitions of 12 February 2026, together with the non-controlling interests in the unit at that date, which was determined at USD 10.17 per share, the price at which the Company last raised funds, translated at the closing rate. It is rolled forward for the 138 days to 30 June 2026 for the time value of money at the US dollar risk-free rate of 4.7 percent per annum, with no return for the risks of the businesses included. Costs of disposal are estimated for each unit from the acquisition-related costs incurred by the Group on the acquisitions of 12 February 2026, allocated to each unit according to the complexity of its acquisition, at 1.03 percent of fair value for the VIS group, 0.27 percent for Vega and 0.23 percent for Connect Simple. Value in use has not been determined, the recoverable amount determined as fair value less costs of disposal exceeding the carrying amount of each unit (IAS 36 paragraph 19).

Key assumptions

	VIS group	Vega	Connect Simple
Fair value at 12 February 2026, at the closing rate (USD)	64,079,672	81,948,710	94,602,691
Time value to 30 June 2026 at the risk-free rate of 4.7 percent per annum (USD)	1,122,455	1,435,459	1,657,114
Costs of disposal (USD)	(672,427)	(225,068)	(225,355)
Recoverable amount (USD)	64,529,700	83,159,101	96,034,450
Carrying amount of the cash-generating unit (USD)	62,844,896	83,004,935	94,654,702

The roll-forward reflects only the passage of time between the acquisition date and the reporting date. The Company’s share price at 30 June 2026 was USD 6.12, above USD 3.39, the equivalent after the subdivision of 28 April 2026 of the price of USD 10.17 per share at which the consideration was determined.

No impairment loss was recognised in respect of any cash-generating unit (2025: nil; 2024: nil).

The recoverable amount exceeds the carrying amount by USD 1,684,804 for the VIS group, USD 154,166 for Vega and USD 1,379,748 for Connect Simple. For the VIS group, Vega and Connect Simple respectively, a reduction in fair value at 30 June 2026 of 2.6, 0.2 and 1.4 percent, or an increase in costs of disposal to 3.6, 0.5 and 1.7 percent of fair value, would, each in isolation, cause the recoverable amount to equal the carrying amount.